EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Mark K. Mason, the Chief Executive Officer of HomeStreet, Inc. (the "Company"), hereby certify, that, to my knowledge:

1.
The Quarterly Report on Form 10-Q for the period ended September 30, 2012 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 9, 2012	By:	/S/ Mark K. Mason
Mark K. Mason
President, Chief Executive Officer

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Cory D. Stewart, the Chief Accounting Officer of HomeStreet, Inc. (the "Company"), hereby certify, that, to my knowledge:

1.
The Quarterly Report on Form 10-Q for the period ended September 30, 2012 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 9, 2012	By:	/S/ Cory D. Stewart
Cory D. Stewart
Executive Vice President, Chief Accounting Officer